UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): December 14, 2004
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                             National Beverage Corp.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

          1-14170                               59-2605822
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 (Commission File Number)           (IRS Employer Identification No.)


                 One North University Drive
                 Fort Lauderdale, Florida                      33324
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         (Address of Principal Executive Offices)            (Zip Code)



                                 (954) 581-0922
              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

On December 14, 2004, National Beverage Corp. issued a press release announcing its financial results for the three and six month periods ended October 30, 2004. This release is furnished herewith as Exhibit 99.1 hereto.

Item 9.01  Financial Statements and Exhibits


       ( c ) Exhibit 99.1           Press  release dated  December 14, 2004
                                    announcing the Company's earnings for the three and six month periods ended
                                    October 30, 2004.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             National Beverage Corp.
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                                  (Registrant)


Date:    December 15, 2004                    /s/ Dean A. McCoy
                                              -----------------------------
                                                  Dean A. McCoy
                                                  Senior Vice President -
                                                  Chief Accounting Officer




                                   EXHIBIT INDEX

99.1 Press release dated December 14, 2004 announcing the Company's earnings for the three and six month periods ended October 30, 2004.